Goodwill	12 Months Ended
Mar. 31, 2023
Goodwill [Abstract]
GOODWILL

NOTE 8 – GOODWILL

Goodwill consisted of the following as of March 31, 2023 and 2022:

	As of March 31,	As of March 31,
	2023	2022
Shennong	$1,250,470	$6,288,219
Hekangyuan	21,275	3,627,427
2Lab3	5,184,036	-
Daji	-	168,555
Total	$6,455,781	$10,084,201

The changes in the carrying amount of goodwill for the years ended March 31, 2023 and 2022 were as follow:

	As of March 31,	As of March 31,
	2023	2022
Balance as of March 31	$10,084,201	$162,832
Acquisitions (Note 15)	5,184,036	20,237,015
Disposal	(168,555)	-
Impairment	(7,872,696)	(10,309,745)
Exchange gain and loss	(771,205)	(5,901)
Goodwill, net	$6,455,781	$10,084,201

The goodwill generated from the expected synergies from the output capacity of the transaction and service scenario of the multi-industry, full-link and full-closed-loop of Shennong, and cooperation of developing the health commodities business stably, combining the production and supply, jointly build a perfect supply chain system with Hekangyuan, new development of consulting, marketing, design, and software development services to empower our clients to adapt and thrive in the Web 3.0 era

Due to the continually influence of the COVID-19 pandemic, Shennong and Hekangyuan’s operating result decreased significantly. The Company assessed qualitative factors and performed the quantitative impairment test. As of March 31, 2023 and 2022, the Company recognized impairment amounted to $7,872,696 and $10,309,745, respectively.